Grant Revenue	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Grant Revenue
8.	GRANT REVENUE

In April 2009, the Company and other collaborators were awarded a grant from the State of Ohio of up to $5.0 million in total support pursuant to the Third Frontier Biomedical Research Commercialization Program. The Company’s portion of this grant is $2.8 million. Consistent with the grant agreement, the funds become due to the Company upon written request to the grantor subsequent to the achievement of milestone and qualifying expenditures being incurred. The terms of the grant obligate the Company to develop and commercialize MRIdian primarily at its headquarters in the State of Ohio, to raise certain amounts of new equity investment and to incur certain levels of expenditures to develop and market MRIdian. The grant revenue from this arrangement was recognized as these milestones were achieved during the years ended December 31, 2012 and 2013, before the arrangement expired in April 2013.